Stop&Shop

BUSBOYS AND POETS

SUPPLEMENTAL FINANCIAL INFORMATION

FOR THE PERIOD ENDED MARCH 31, 2017

Exhibit 99.1

cdr
CEDAR REALTY TRUST

LA FITNESS

CEDAR REALTY TRUST, INC.

Supplemental Financial Information

March 31, 2017

(unaudited)

TABLE OF CONTENTS

Earnings Press Release	4 - 6

Financial Information
Condensed Consolidated Balance Sheets	7
Condensed Consolidated Statements of Operations	8
Supporting Schedules to Consolidated Statements	9
Funds From Operations and Additional Disclosures	10
Earnings Before Interest, Taxes, Depreciation and Amortization	11
Summary of Outstanding Debt	12
Summary of Debt Maturities	13

Portfolio Information
Real Estate Summary	14 - 16
Leasing Activity	17
Tenant Concentration	18
Lease Expirations	19
Same-Property Net Operating Income	20
Summary of Acquisitions and Dispositions	21

Non-GAAP Financial Disclosures	22

2

Forward-Looking Statements

The information contained in this Supplemental Financial Information is unaudited and does not purport to disclose all items required by accounting principles generally accepted in the United States (“GAAP”). In addition, certain statements made or incorporated by reference herein are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and, as such, involve known and unknown risks, uncertainties and other factors which may cause actual results, performance and outcomes to differ materially from those expressed or implied in forward-looking statements. Factors which could cause actual results to differ materially from current expectations include, among others: adverse general economic conditions in the United States and uncertainty in the credit and retail markets; financing risks, such as the inability to obtain new financing or refinancing on favorable terms as the result of market volatility or instability; risks related to the market for retail space generally, including reductions in consumer spending, variability in retailer demand for leased space, tenant bankruptcies, adverse impact of internet sales demand, ongoing consolidation in the retail sector and changes in economic conditions and consumer confidence; risks endemic to real estate and the real estate industry generally; the impact of the Company’s level of indebtedness on operating performance; inability of tenants to meet their rent and other lease obligations; adverse impact of new technology and e-commerce developments on the Company’s tenants; competitive risk; risks related to the geographic concentration of the Company’s properties in the Washington D.C. to Boston corridor; the effects of natural and other disasters; and the inability of the Company to realize anticipated returns from its redevelopment activities. Please refer to the documents filed by Cedar Realty Trust, Inc. with the SEC, specifically the Company’s most recent Annual Report on Form 10-K, as it may be updated or supplemented in the Company’s Quarterly Reports on Form 10-Q and the Company’s other filings with the SEC, which identify additional risk factors that could cause actual results to differ from those contained in forward-looking statements.

3

CEDAR REALTY TRUST REPORTS FIRST

QUARTER 2017 RESULTS

Port Washington, New York – May 4, 2017 – Cedar Realty Trust, Inc. (NYSE:CDR – the “Company”) today reported results for the first quarter ended March 31, 2017. Net income attributable to common shareholders was $0.10 per diluted share compared to net loss of $(0.03) per diluted share for the comparable 2016 period.  Other highlights include:

Highlights

•	NAREIT-defined funds from operations (FFO) of $0.13 per diluted share
•	Operating funds from operations (Operating FFO) of $0.14 per diluted share
•	Same-property net operating income (NOI) decreased (1.8)%
•	Signed 39 new and renewal leases for 310,200 square feet in the quarter
•	Comparable cash-basis lease spreads of 5.1%
•	Total portfolio 91.2% leased and same-property portfolio 92.0% leased at quarter-end
•	Substantial progress in leasing vacated anchor spaces
•	On February 1, 2017, the Company sold the outparcel building adjacent to Camp Hill, located in Camp Hill, Pennsylvania, for $10.7 million.
•	On February 22, 2017, the Company acquired Christina Crossing, located in Wilmington, Delaware, for $27.9 million.

“Cedar continues its steady performance in the context of the evolving retail market.  We have resolved four of our five vacant anchor situations at substantial increases to base rent with the fifth vacant anchor in active LOI negotiations.  We are encouraged by our defensive grocery-anchored portfolio and our benign debt maturity schedule.  Please access the presentation “Cedar in Context” on our investors page at ir.cedarrealtytrust.com/ to view additional materials on this topic that we will discuss on our earnings call later today.” commented Bruce Schanzer, CEO.

Financial Results

Net income attributable to common shareholders for the first quarter of 2017 was $8.2 million or $0.10 per diluted share, compared to net loss of $(1.9) million or $(0.03) per diluted share for the same period in 2016. The principal difference in the comparative three-month results is gain on sales and costs related to the Chief Operating Officer transition.

NAREIT-defined FFO for the first quarter of 2017 was $11.5 million or $0.13 per diluted share, compared to $7.5 million or $0.09 per diluted share for the same period in 2016. Operating FFO for the first quarter of 2017 was $11.7 million or $0.14 per diluted share, compared to $12.0 million or $0.14 per diluted share for the same period in 2016. The principal differences between Operating FFO and FFO are acquisition pursuit, redevelopment, management transition and early extinguishment of debt costs.

Portfolio Update

During the first quarter of 2017, the Company signed 39 leases for 310,200 square feet, all of which are comparable, at a positive lease spread of 5.1% on a cash basis.

As previously announced, four anchors vacated in the fourth quarter of 2015 that had occupied 211,000 square feet with an average base rent of $7.50 per square foot. As of today, the Company has now leased 180,000 square feet (including 40,000 square feet subsequent to quarter end) of this amount, and are in negotiations for the remaining 31,000 square feet, with an anticipated combined average base rent of approximately $10.25 per square foot. The expected commencement dates for these new leases range from late 2017 through late 2018. Additionally, as previously disclosed, the Company is in negotiations with several tenants for 55,000 square feet at Carll’s Corner related to an anchor that vacated in the third quarter of 2016, and 63,000 square feet at Fredericksburg Way related to an anchor vacating in the third quarter of 2017.

Same-property NOI for the first quarter of 2017 decreased (1.8)% compared to the same period in 2016. This decrease was driven by our re-anchoring and re-merchandising efforts along with related temporary co-tenancy impacts.

4

The Company’s total portfolio, excluding properties held for sale, was 91.2% leased at March 31, 2017, compared to 91.9% at December 31, 2016 and 91.6% at March 31, 2016. The Company’s same-property portfolio was 92.0% leased at March 31, 2017, compared to 92.7% at December 31, 2016 and 92.8% at March 31, 2016.

Acquisitions and Dispositions

On February 1, 2017, the Company sold an outparcel building adjacent to Camp Hill, located in Camp Hill, Pennsylvania. The sales price for the outparcel building was $10.7 million, resulting in a $7.1 million gain.

On February 22, 2017, the Company acquired Christina Crossing, located in Wilmington, Delaware. The purchase price for the property, which was unencumbered, was $27.9 million.  The seller has the potential to earn up to an additional $1.4 million if they complete certain leases for new tenants. The approximate 119,000 square foot property is anchored by a Shop Rite, and sits within a solid trade area with a median three-mile household income of $50,000 and a three-mile population of 112,000.

Balance Sheet

As of March 31, 2017, the Company had $151.4 million available under its revolving credit facility and reported net debt to earnings before interest, taxes, depreciation, and amortization (EBITDA) of 7.5 times. On August 1, 2016, the Company entered into a forward sales agreement to issue 5,750,000 common shares for estimated net proceeds of $44.2 million, before adjustments for dividends paid and other administrative costs prior to settlement. To date, there have been no physical settlements regarding this offering. The Company expects to physically settle the agreement in full prior to its expiration on August 1, 2017. The Company does have the right, at its option, to net settle this agreement in shares or cash prior to its expiration, but does not expect to do so.

2017 Guidance

The Company reaffirms its previously-announced 2017 guidance at a range of $0.13 to $0.15 per diluted share for net income attributable to common shareholders, a range of $0.52 to $0.54 per diluted share for NAREIT-defined FFO and a range of $0.53 to $0.55 per diluted share for Operating FFO.

Non-GAAP Financial Measures

NAREIT-defined FFO (FFO) is a widely recognized supplemental non-GAAP measure utilized to evaluate the financial performance of a REIT. The Company considers FFO to be an appropriate measure of its financial performance because it captures features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than other depreciable assets. The Company also considers Operating FFO to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as acquisition pursuit costs, amounts relating to early extinguishment of debt and preferred stock redemption costs, management transition costs and certain redevelopment costs. The Company believes Operating FFO further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items. FFO and Operating FFO should be reviewed with GAAP net income attributable to common shareholders, the most directly comparable GAAP financial measure, when trying to understand the Company’s operating performance. A reconciliation of net income (loss) attributable to common shareholders to FFO and Operating FFO for the three months ended March 31, 2017 and 2016 is detailed in the attached schedule.

EBITDA is a widely recognized supplemental non-GAAP financial measure.  The Company computes EBITDA as net income from continuing operations, plus interest expense (including early extinguishment of debt costs), depreciation and amortization, minority interests’ share of consolidated joint venture EBITDA, and discontinued operations. The Company believes EBITDA provides additional information with respect to the Company’s performance and ability to meet its future debt service requirements. The Company also considers Adjusted EBITDA to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as acquisition pursuit costs, gain on sales, impairment provisions and management transition costs. The Company believes Adjusted EBITDA further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items. EBITDA and Adjusted EBITDA should be reviewed with GAAP net income from continuing operations, the most directly comparable GAAP financial measure, when trying to understand the Company’s operating performance.

Same-property NOI is a widely recognized supplemental non-GAAP financial measure for REITs.  Properties are included in same-property NOI if they are owned and operated for the entirety of both periods being compared, except for properties undergoing significant redevelopment and expansion until such properties have stabilized, and properties classified as held for sale. Consistent with the capital treatment of such costs under GAAP, tenant improvements, leasing commissions and other direct leasing costs are excluded from same-property NOI. The Company considers same-property NOI useful to investors as it provides an indication of the recurring cash generated

5

by the Company’s properties by excluding certain non-cash revenues and expenses, as well as other infrequent items such as lease termination income which tends to fluctuate more than rents from year to year. Same property NOI should be reviewed with consolidated operating income, the most directly comparable GAAP financial measure.

Supplemental Financial Information Package

The Company has issued “Supplemental Financial Information” for the period ended March 31, 2017. Such information has been filed today as an exhibit to Form 8-K and will also be available on the Company’s website at www.cedarrealtytrust.com.

Investor Conference Call

The Company will host a conference call today, May 4, 2017, at 5:00 PM (ET) to discuss the quarterly results. The conference call can be accessed by dialing (877) 705-6003 or (1) (201) 493-6725 for international participants. A live webcast of the conference call will be available online on the Company’s website at www.cedarrealtytrust.com.

A replay of the call will be available from 8:00 PM (ET) on May 4, 2017, until midnight (ET) on May 18, 2017. The replay dial-in numbers are (844) 512-2921 or (1) (412) 317-6671 for international callers. Please use passcode 13657456 for the telephonic replay. A replay of the Company’s webcast will be available on the Company’s website for a limited time.

About Cedar Realty Trust

Cedar Realty Trust, Inc. is a fully-integrated real estate investment trust which focuses on the ownership and operation of primarily grocery-anchored shopping centers straddling the Washington D.C. to Boston corridor. The Company’s portfolio (excluding properties treated as “held for sale”) comprises 62 properties, with approximately 9.1 million square feet of gross leasable area.

For additional financial and descriptive information on the Company, its operations and its portfolio, please refer to the Company’s website at www.cedarrealtytrust.com.

Forward-Looking Statements

Statements made in this press release that are not strictly historical are "forward-looking" statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance and outcomes to differ materially from those expressed or implied in forward-looking statements. Factors which could cause actual results to differ materially from current expectations include, among others:  adverse general economic conditions in the United States and uncertainty in the credit and retail markets; financing risks, such as the inability to obtain new financing or refinancing on favorable terms as the result of market volatility or instability; risks related to the market for retail space generally, including reductions in consumer spending, variability in retailer demand for leased space, tenant bankruptcies, adverse impact of internet sales demand, ongoing consolidation in the retail sector and changes in economic conditions and consumer confidence; risks endemic to real estate and the real estate industry generally; the impact of the Company's level of indebtedness on operating performance; inability of tenants to meet their rent and other lease obligations; adverse impact of new technology and e-commerce developments on the Company's tenants; competitive risk; risks related to the geographic concentration of the Company's properties in the Washington D.C. to Boston corridor; the effects of natural and other disasters; and the inability of the Company to realize anticipated returns from its redevelopment activities. Please refer to the documents filed by Cedar Realty Trust, Inc. with the SEC, specifically the Company's Annual Report on Form 10-K for the year ended December 31, 2016, as it may be updated or supplemented in the Company's Quarterly Reports on Form 10-Q and the Company's other filings with the SEC, which identify additional risk factors that could cause actual results to differ from those contained in forward-looking statements.

Contact Information:

Cedar Realty Trust, Inc.

Philip R. Mays

Executive Vice President, Chief Financial Officer and Treasurer

(516) 944-4572

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CEDAR REALTY TRUST, INC.

Condensed Consolidated Balance Sheets

	March 31,	December 31,
	2017	2016
ASSETS
Real estate, at cost	$1,524,420,000	$1,496,429,000
Less accumulated depreciation	(319,160,000)	(313,070,000)
Real estate, net	1,205,260,000	1,183,359,000
Cash and cash equivalents	2,207,000	2,882,000
Restricted cash	1,986,000	2,880,000
Receivables	17,601,000	14,894,000
Other assets and deferred charges, net	30,887,000	29,506,000
TOTAL ASSETS	$1,257,941,000	$1,233,521,000

LIABILITIES AND EQUITY
Liabilities:
Mortgage loans payable	$137,432,000	$138,243,000
Unsecured revolving credit facility	90,000,000	72,000,000
Unsecured term loans	397,668,000	397,502,000
Accounts payable and accrued liabilities	25,067,000	23,463,000
Unamortized intangible lease liabilities	19,668,000	20,316,000
Total liabilities	669,835,000	651,524,000

Equity:
Preferred stock	190,661,000	190,661,000
Common stock and other shareholders' equity	396,035,000	390,079,000
Noncontrolling interests	1,410,000	1,257,000
Total equity	588,106,000	581,997,000

TOTAL LIABILITIES AND EQUITY	$1,257,941,000	$1,233,521,000

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CEDAR REALTY TRUST, INC.

Condensed Consolidated Statements of Operations

	Three months ended March 31,
	2017	2016
PROPERTY REVENUES
Rents	$28,223,000	$29,130,000
Expense recoveries	8,348,000	8,958,000
Other	203,000	163,000
Total property revenues	36,774,000	38,251,000
PROPERTY OPERATING EXPENSES
Operating, maintenance and management	7,044,000	7,155,000
Real estate and other property-related taxes	4,745,000	4,880,000
Total property operating expenses	11,789,000	12,035,000

PROPERTY OPERATING INCOME	24,985,000	26,216,000

OTHER EXPENSES AND INCOME
General and administrative	4,136,000	5,347,000
Acquisition pursuit costs	156,000	2,597,000
Depreciation and amortization	10,418,000	9,661,000
Gain on sale	(7,099,000)	(59,000)
Total other expenses and income	7,611,000	17,546,000

OPERATING INCOME	17,374,000	8,670,000

NON-OPERATING INCOME AND EXPENSES
Interest expense	(5,429,000)	(7,005,000)
Early extinguishment of debt costs	-	(89,000)
Total non-operating income and expense	(5,429,000)	(7,094,000)

NET INCOME	11,945,000	1,576,000

Attributable to noncontrolling interests	(169,000)	87,000

NET INCOME ATTRIBUTABLE TO CEDAR REALTY TRUST, INC.	11,776,000	1,663,000

Preferred stock dividends	(3,602,000)	(3,602,000)

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$8,174,000	$(1,939,000)

NET INCOME (LOSS) PER COMMON SHARE ATTRIBUTABLE TO COMMON SHAREHOLDERS (BASIC AND DILUTED)	$0.10	$(0.03)

Weighted average number of common shares - basic and diluted	81,734,000	81,656,000

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CEDAR REALTY TRUST, INC.

Supporting Schedules to Consolidated Statements

Balance Sheets	March 31,	December 31,
	2017	2016
Construction in process (included in buildings and improvements)	$9,884,000	$10,999,000

Receivables
Rents and other tenant receivables, net	$4,184,000	$1,710,000
Straight-line rents	13,417,000	13,184,000
	$17,601,000	$14,894,000

Other assets and deferred charges, net
Lease origination costs	$18,540,000	$17,717,000
Revolving credit facility issuance costs	1,369,000	1,554,000
Prepaid expenses	5,283,000	4,872,000
Other	5,695,000	5,363,000
	$30,887,000	$29,506,000

Statements of Operations	Three months ended March 31,
	2017	2016
Rents
Base rents	$27,140,000	$28,685,000
Percentage rent	203,000	77,000
Straight-line rents	241,000	(317,000)
Amortization of intangible lease liabilities, net	639,000	685,000
	$28,223,000	$29,130,000

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CEDAR REALTY TRUST, INC.

Funds From Operations and Additional Disclosures

	Three months ended March 31,
	2017	2016
Net income (loss) attributable to common shareholders	$8,174,000	$(1,939,000)
Real estate depreciation and amortization	10,375,000	9,618,000
Limited partners' interest	32,000	(7,000)
Gain on sales	(7,099,000)	(59,000)
Consolidated minority interests:
Share of income / (loss)	137,000	(80,000)
Share of FFO	(105,000)	(65,000)
Funds From Operations ("FFO") applicable to diluted common shares	11,514,000	7,468,000
Adjustments for items affecting comparability:
Acquisition pursuit costs (a)	156,000	2,597,000
Financing costs (b)	-	89,000
Redevelopment costs (c)	-	393,000
Management transition costs (d)	-	1,427,000
Operating Funds From Operations ("Operating FFO") applicable to diluted common shares	$11,670,000	$11,974,000

FFO per diluted common share:	$0.13	$0.09

Operating FFO per diluted common share:	$0.14	$0.14

Weighted average number of diluted common shares:
Common shares	85,472,000	85,214,000
OP Units	351,000	352,000
	85,823,000	85,566,000

Additional Disclosures (Pro-Rata Share):
Straight-line rents	$231,000	$(314,000)
Amortization of intangible lease liabilities	613,000	659,000
Non-real estate amortization	402,000	436,000
Share-based compensation, net	933,000	510,000
Maintenance capital expenditures (e)	1,052,000	401,000
Lease related expenditures (f)	1,046,000	668,000
Development and redevelopment capital expenditures	5,473,000	1,488,000
Capitalized interest and financing costs	175,000	171,000

(a)

In 2017, represents costs associated with acquisitions which the Company chose not to continue to pursue. In 2016, represents costs directly associated with acquiring properties that were expensed pursuant to GAAP such as transfer taxes, brokerage fees and legal expenses.

(b)	Represents early extinguishment of debt costs.
(c)	Includes redevelopment project costs expensed pursuant to GAAP such as certain demolition and lease termination costs.
(d)	Costs and estimated expenses associated with the Chief Operating Officer transition.
(e)	Consists of payments for building and site improvements.
(f)	Consists of payments for tenant improvements and leasing commissions.

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CEDAR REALTY TRUST, INC.

Earnings Before Interest, Taxes, Depreciation and Amortization

	Three months ended March 31,
	2017		2016
EBITDA Calculation
Net income	$11,945,000		$1,576,000
Add (deduct):
Interest expense (including early extinguishment of debt costs)	5,429,000		7,094,000
Depreciation and amortization	10,418,000		9,661,000
Minority interests share of consolidated joint venture EBITDA	-		(324,000)
EBITDA	27,792,000		18,007,000
Adjustments for items affecting comparability:
Acquisition pursuit costs (a)	156,000		2,597,000
Redevelopment costs (b)	-		393,000
Management transition costs (c)	-		1,427,000
Gain on sales	(7,099,000)		(59,000)
Adjusted EBITDA	$20,849,000		$22,365,000

Pro-rata share of net debt (d)
Pro-rata share of debt	$625,100,000		$664,778,000
Pro-rata share of debt issuance costs	3,021,000		$3,803,000
Pro-rata share of unrestricted cash and cash equivalents	(2,207,000)		(1,682,000)
	$625,914,000		$666,899,000

Pro-rata fixed charges (d)
Interest expense (e)	$5,228,000		$6,507,000
Preferred stock dividends	3,602,000		3,602,000
Scheduled mortgage repayments	801,000		1,335,000
	$9,631,000		$11,444,000

Debt and Coverage Ratios
Net debt to Adjusted EBITDA (f) (g)	7.5	x	7.4	x
Interest coverage ratio (based on Adjusted EBITDA)	4.0	x	3.4	x
Fixed charge coverage ratio (based on Adjusted EBITDA)	2.2	x	2.0	x

(a)

In 2017, represents costs associated with acquisitions which the Company chose not to continue to pursue. In 2016, represents costs directly associated with acquiring properties that were expensed pursuant to GAAP such as transfer taxes, brokerage fees and legal expenses.

(b)	Includes redevelopment project costs expensed pursuant to GAAP such as certain demolition and lease termination costs.
(c)	Costs and estimated expenses associated with the Chief Operating Officer transition.
(d)	Includes properties "held for sale".
(e)	Excludes early extinguishment of debt costs.
(f)

For the purposes of this computation, this ratio has been adjusted to include the annualized results of properties acquired, and to exclude, where applicable, (i) the results related to properties sold, and (ii) lease termination income.

(g)

This computation does not reflect the $44.2 million of estimated net proceeds, before adjustments for dividends paid and other administrative costs prior to settlement, from the forward equity sales agreement completed on August 1. 2016. The Company expects to physically settle the agreement in full prior to its expiration on August 1, 2017.

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CEDAR REALTY TRUST, INC.

Summary of Outstanding Debt

As of March 31, 2017

	Maturity	Interest
Property	Date	Rate	Amounts
Fixed-rate mortgages:
Colonial Commons	Feb 2021	5.5%	$24,993,000
Shoppes at Arts District	Apr 2022	5.2%	8,338,000
East River Park	Sep 2022	3.9%	19,691,000
The Point	Nov 2022	4.5%	27,812,000
Franklin Village Plaza	Jun 2026	3.9%	49,326,000
Metro Square	Nov 2029	7.5%	7,326,000
Total fixed-rate mortgages	weighted average	4.6%	137,486,000

Unsecured debt:
Variable-rate (a):
Revolving credit facility (b)	Feb 2019	2.1%	90,000,000
Term loan	Feb 2020	2.1%	50,000,000

Fixed-rate (c):
Term loan	Feb 2019	2.9%	75,000,000
Term loan	Feb 2020	2.8%	50,000,000
Term loan	Feb 2021	4.0%	75,000,000
Term loan	Feb 2022	3.3%	50,000,000
Term loan	Apr 2023	3.2%	100,000,000
Total unsecured debt	weighted average	2.9%	490,000,000

Unamortized premium			635,000
Unamortized mortgage and term loan issuance costs			(3,021,000)

Total debt	weighted average	3.3%	$625,100,000

Fixed to variable rate debt ratio:
Fixed-rate debt		77.6%	$485,100,000
Variable-rate debt		22.4%	140,000,000
		100.0%	$625,100,000

(a)	For variable-rate debt, rate in effect as of March 31, 2017.
(b)	Subject to a one-year extension at the Company's option.
(c)

The interest rates on these term loans consist of LIBOR plus a credit spread based on the Company's leverage ratio, for which the Company has interest rate swaps which convert the LIBOR rates to fixed rates. Accordingly, these term loans are presented as fixed-rate debt.

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CEDAR REALTY TRUST, INC.

Summary of Debt Maturities

As of March 31, 2017

	Secured Debt		Unsecured Debt
	Scheduled	Balloon	Revolving		Term
Year	Amortization	Payments	Credit Facility		Loans	Total
2017	$2,419,000	$-	$-		$-	$2,419,000
2018	3,377,000	-	-		-	3,377,000
2019	3,542,000	-	90,000,000	(a)	75,000,000	168,542,000
2020	3,707,000	-	-		100,000,000	103,707,000
2021	3,253,000	22,367,000	-		75,000,000	100,620,000
2022	2,799,000	47,597,000	-		50,000,000	100,396,000
2023	1,684,000	-	-		100,000,000	101,684,000
Thereafter	7,078,000	39,663,000	-		-	46,741,000
	$27,859,000	$109,627,000	$90,000,000		$400,000,000	627,486,000
Unamortized premium						635,000
Unamortized mortgage and term loan issuance costs						(3,021,000)
						$625,100,000

(a)	The revolving credit facility is subject to a one-year extension at the Company's option.

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CEDAR REALTY TRUST, INC.

Real Estate Summary

As of March 31, 2017

				Average
	Year		Percent	base rent per	Major Tenants (a)
Property Description	acquired	GLA	occupied	leased sq. ft.	Name	GLA
Connecticut
Big Y Shopping Center	2013	101,105	100.0%	$22.84	Big Y	63,817
Brickyard Plaza	2004	227,598	94.2%	8.90	Home Depot	103,003
					Kohl's	58,966
					Michaels	21,429
					Petsmart	20,405
Groton Shopping Center	2007	122,764	89.8%	12.18	TJ Maxx	30,000
					Goodwill	21,306
					Aldi	17,664
Jordan Lane	2005	177,504	99.2%	11.49	Stop & Shop	60,632
					Fallas	39,280
					Cardio Fitness	20,283
New London Mall	2009	259,566	88.7%	14.62	Shop Rite	64,017
					Marshalls	30,627
					Home Goods	25,432
					Petsmart	23,500
					A.C. Moore	20,932
Oakland Commons	2007	90,100	100.0%	6.37	Walmart	54,911
					Bristol Ten Pin	35,189
Southington Center	2003	155,842	98.5%	7.38	Walmart	95,482
					NAMCO	20,000
Total Connecticut		1,134,479	94.8%	11.77

Delaware
Christina Crossing	2017	119,353	80.3%	17.55	Shop Rite	68,621

Maryland / Washington, D.C.
East River Park	2015	150,107	92.4%	21.35	Safeway	40,000
					District of Columbia	34,400
Metro Square	2008	71,896	100.0%	20.10	Shoppers Food Warehouse	58,668
Oakland Mills	2005	58,224	100.0%	14.50	Weis Markets	43,470
San Souci Plaza (b)	2009	264,134	75.2%	10.91	Shoppers Food Warehouse	61,466
					Marshalls	27,000
					Maximum Health and Fitness	15,612
Shoppes at Arts District	2016	35,676	93.7%	35.49	Busboys and Poets	9,889
					Yes! Organic Market	7,169
Valley Plaza	2003	190,939	95.8%	5.75	K-Mart	95,810
					Ollie's Bargain Outlet	41,888
					Tractor Supply	32,095
Yorktowne Plaza	2007	158,982	84.0%	13.18	Food Lion	37,692
Total Maryland / Washington, D.C.		929,958	87.9%	13.97

Massachusetts
Fieldstone Marketplace	2005/2012	139,418	91.7%	11.11	Shaw's	68,000
					New Bedford Wine and Spirits	15,180
Franklin Village Plaza	2004/2012	303,144	89.7%	21.59	Stop & Shop	75,000
					Marshalls	26,890
					Boost Fitness	15,807
Kings Plaza	2007	168,243	95.2%	6.91	Work Out World	42,997
					Fallas	28,504
					Ocean State Job Lot	20,300
					Savers	19,339
Norwood Shopping Center	2006	97,756	98.2%	10.22	Big Y	42,598
					Planet Fitness	18,830
					Dollar Tree	16,798
The Shops at Suffolk Downs	2005	121,320	100.0%	14.14	Stop & Shop	74,977
Timpany Plaza	2007	183,775	92.7%	7.72	Tops	59,947
					Big Lots	28,027
					Gardner Theater	27,576

14

CEDAR REALTY TRUST, INC.

Real Estate Summary (Continued)

As of March 31, 2017

				Average
	Year		Percent	base rent per	Major Tenants (a)
Property Description	acquired	GLA	occupied	leased sq. ft.	Name	GLA
Massachusetts (continued)
Webster Commons	2007	98,984	62.6%	14.06	Planet Fitness	18,681
West Bridgewater Plaza	2007	133,039	94.0%	9.15	Shaw's	57,315
					Pump N Jump	25,000
					Planet Fitness	15,000
Total Massachusetts		1,245,679	91.1%	12.71

New Jersey
Carll's Corner	2007	129,582	46.3%	10.38	Peebles	18,858
The Shops at Bloomfield Station	2016	63,844	89.9%	19.69	Super Foodtown	28,505
Pine Grove Plaza	2003	86,089	95.1%	12.07	Peebles	24,963
Washington Center Shoppes	2001	157,394	93.6%	9.80	Acme Markets	66,046
					Planet Fitness	20,742
Total New Jersey		436,909	79.3%	12.07

New York
Carman's Plaza	2007	193,736	50.1%	19.64	Home Goods	25,806
					Department of Motor Vehicle	19,310

Pennsylvania
Academy Plaza	2001	137,415	88.4%	15.11	Acme Markets	50,918
Camp Hill	2002	423,671	99.7%	14.87	Boscov's	159,040
					Giant Foods	92,939
					LA Fitness	45,000
					Barnes & Noble	24,908
					Staples	20,000
Colonial Commons	2011	408,642	91.7%	12.38	Giant Foods	67,815
					Dick's Sporting Goods	56,000
					Home Goods	31,436
					Ross Dress For Less	30,000
					Marshalls	27,000
					JoAnn Fabrics	25,500
					David's Furniture	24,970
					Old Navy	15,500
Crossroads II (b)	2008	133,717	93.0%	20.13	Giant Foods	78,815
Fairview Commons	2007	52,964	66.7%	11.34	Grocery Outlet	16,650
Fort Washington Center	2002	41,000	100.0%	21.83	LA Fitness	41,000
Gold Star Plaza	2006	71,720	97.8%	9.18	Redner's	48,920
Golden Triangle	2003	202,790	94.6%	13.50	LA Fitness	44,796
					Marshalls	30,000
					Staples	24,060
					Just Cabinets	18,665
					Aldi	15,242
Halifax Plaza	2003	51,510	100.0%	12.99	Giant Foods	32,000
Hamburg Square	2004	99,580	68.6%	6.97	Redner's	56,780
Lawndale Plaza	2015	93,040	98.8%	18.32	Shop Rite	63,342
Maxatawny Marketplace	2011	59,939	100.0%	12.37	Giant Foods	53,914
Meadows Marketplace	2004/2012	91,518	96.5%	15.66	Giant Foods	67,907
Mechanicsburg Center	2005	51,500	100.0%	22.57	Giant Foods	51,500
Newport Plaza	2003	64,489	100.0%	12.65	Giant Foods	43,400
Northside Commons	2008	69,136	100.0%	10.12	Redner's	53,019

15

CEDAR REALTY TRUST, INC.

Real Estate Summary (Continued)

As of March 31, 2017

				Average
	Year		Percent	base rent per	Major Tenants (a)
Property Description	acquired	GLA	occupied	leased sq. ft.	Name	GLA
Pennsylvania (continued)
Palmyra Shopping Center	2005	111,051	91.7%	7.62	Weis Markets	46,912
					Goodwill	18,104
Port Richmond Village	2001	154,908	79.0%	14.66	Thriftway	40,000
					Pep Boys	20,615
Quartermaster Plaza	2014	456,602	92.4%	14.47	Home Depot	150,000
					BJ's Wholesale Club	117,718
					Planet Fitness	23,146
					Staples	20,388
					Petsmart	19,089
River View Plaza	2003	236,217	85.4%	20.81	United Artists	77,700
					Avalon Carpet	25,000
					Pep Boys	22,000
					Staples	18,000
South Philadelphia	2003	283,415	74.2%	14.64	Shop Rite	54,388
					Ross Dress For Less	31,349
					LA Fitness	31,000
					Modell's	20,000
Swede Square	2003	100,816	95.5%	18.27	LA Fitness	37,200
The Commons	2004	203,426	64.7%	10.73	Bon-Ton	54,500
					TJ Maxx	24,404
The Point	2000	268,037	96.0%	13.08	Burlington Coat Factory	76,665
					Giant Foods	76,627
					A.C. Moore	24,890
					Staples	24,000
Trexler Mall	2005	337,297	96.4%	10.11	Kohl's	88,248
					Bon-Ton	62,000
					Lehigh Wellness Partners	33,227
					Oxyfit Gym	28,870
					Marshalls	28,488
					Home Goods	28,181
Trexlertown Plaza	2006	321,129	73.9%	14.17	Giant Foods	78,335
					Hobby Lobby	57,512
					Big Lots	33,824
					Tractor Supply	19,097
Total Pennsylvania		4,525,529	89.1%	14.03

Virginia
Coliseum Marketplace	2005	106,648	100.0%	17.08	Farm Fresh	57,662
					Michaels	23,981
Elmhurst Square	2006	66,254	92.5%	10.27	Food Lion	38,272
Fredericksburg Way	2005	63,000	100.0%	19.58	Ukrop's Supermarket	63,000
General Booth Plaza	2005	71,639	93.3%	14.09	Farm Fresh	53,758
Glen Allen Shopping Center	2005	63,328	100.0%	7.14	Publix	63,328
Kempsville Crossing	2005	79,512	92.7%	11.40	Walmart	41,975
					Farm Fresh	16,938
Oak Ridge Shopping Center	2006	38,700	92.2%	10.90	Food Lion	33,000
Suffolk Plaza	2005	67,216	100.0%	9.90	Farm Fresh	67,216
Total Virginia		556,297	96.7%	12.97

Total (91.2% leased at March 31, 2017)		9,141,940	89.0%	$13.49

(a)	Major tenants are determined as tenants with 15,000 or more sq. ft. of GLA, tenants at single-tenant properties, or the largest tenants at a property, based on GLA.
(b)

Although the ownership percentage for these joint ventures are 40% and 60%, respectively,  the Company has included 100% of these joint ventures results of operations in its pro-rata calculations, based on partnership promotes, additional equity interests, and/or other terms of the related joint venture agreements.

16

CEDAR REALTY TRUST, INC.

Leasing Activity (a)

						Tenant	Average
	Leases	Square	New Rent	Prior Rent	Cash Basis	Improvements	Lease
	Signed	Feet	Per. Sq. Ft (a)	Per. Sq. Ft (b)	% Change	Per. Sq. Ft (c)	Term (Yrs)
Total Comparable Leases
1st Quarter 2017	39	310,200	$12.34	$11.74	5.1%	$0.99	3.8
4th Quarter 2016	39	264,800	$14.50	$11.53	25.7%	$19.40	7.7
3rd Quarter 2016	36	193,000	$14.61	$13.27	10.8%	$12.23	7.5
2nd Quarter 2016	30	131,600	$15.65	$14.52	8.4%	$1.73	4.9
Total	144	899,600	$13.95	$12.41	12.4%	$8.93	5.9

New Leases - Comparable
1st Quarter 2017	4	27,200	$15.50	$15.66	-1.0%	$11.29	8.7
4th Quarter 2016	7	121,400	$12.42	$7.75	60.2%	$42.33	11.7
3rd Quarter 2016	8	102,900	$11.87	$10.44	13.7%	$22.93	9.5
2nd Quarter 2016	5	13,400	$12.44	$9.95	24.9%	$16.95	5.8
Total	24	264,900	$12.52	$9.72	28.9%	$30.32	10.3

Renewals - Comparable
1st Quarter 2017	35	283,000	$12.04	$11.37	5.9%	$0.00	3.3
4th Quarter 2016	32	143,400	$16.25	$14.72	10.4%	$0.00	4.4
3rd Quarter 2016	28	90,100	$17.74	$16.49	7.6%	$0.00	5.2
2nd Quarter 2016	25	118,200	$16.01	$15.04	6.5%	$0.00	4.7
Total	120	634,700	$14.54	$13.54	7.4%	$0.00	4.1

Total Comparable and Non-Comparable
1st Quarter 2017	39	310,200	$12.34	N/A	N/A	$0.99	3.8
4th Quarter 2016	42	271,400	$14.59	N/A	N/A	$18.94	7.8
3rd Quarter 2016	39	223,100	$14.46	N/A	N/A	$11.72	7.9
2nd Quarter 2016	33	137,800	$16.39	N/A	N/A	$1.65	5.1
Total	153	942,500	$14.08	N/A	N/A	$8.80	6.1

(a)	Leases on this schedule represent retail activity only; office leases are not included.
(b)

New rent per sq. ft. represents the minimum cash rent under the new lease for the first 12 months of the term. Prior rent per sq. ft. represents the minimum cash rent under the prior lease for the last 12 months of the previous term.

(c)	Includes costs of tenant specific landlord work and tenant allowances provided to tenants. Excludes first generation space.
(d)	For spaces vacant less than 12 months, the results for the trailing four quarters are as follows:

	Leases	Square	Cash Basis
	Signed	Feet	% Change
Total Comparable Leases	134	820,500	10.3%
New Leases - Comparable	14	185,800	22.8%

17

CEDAR REALTY TRUST, INC.

Tenant Concentration (Based on Annualized Base Rent)

As of March 31, 2017

	Number				Annualized	Percentage
	of			Annualized	base rent	annualized
Tenant	stores	GLA	% of GLA	base rent	per sq. ft.	base rents
Top twenty tenants (a):
Giant Foods	10	643,000	7.0%	$10,661,000	$16.58	9.7%
Shop Rite	4	250,000	2.7%	4,159,000	16.64	3.8%
LA Fitness	5	199,000	2.2%	3,224,000	16.20	2.9%
Stop & Shop	3	211,000	2.3%	2,786,000	13.20	2.5%
Dollar Tree	22	223,000	2.4%	2,382,000	10.68	2.2%
Farm Fresh	4	196,000	2.1%	2,264,000	11.55	2.1%
Home Depot	2	253,000	2.8%	2,101,000	8.30	1.9%
Big Y	2	106,000	1.2%	1,926,000	18.17	1.8%
Staples	5	106,000	1.2%	1,721,000	16.24	1.6%
BJ's Wholesale Club	1	118,000	1.3%	1,683,000	14.26	1.5%
United Artist	1	78,000	0.9%	1,538,000	19.72	1.4%
Marshalls	6	170,000	1.9%	1,484,000	8.73	1.4%
Shaw's	2	125,000	1.4%	1,481,000	11.85	1.3%
Shoppers Food Warehouse	2	120,000	1.3%	1,267,000	10.56	1.2%
Ukrop's Supermarket	1	63,000	0.7%	1,233,000	19.57	1.1%
Walmart	3	192,000	2.1%	1,193,000	6.21	1.1%
Planet Fitness	5	96,000	1.1%	1,188,000	12.38	1.1%
Redner's	3	159,000	1.7%	1,159,000	7.29	1.1%
Kohl's	2	147,000	1.6%	1,113,000	7.57	1.0%
Petsmart	3	63,000	0.7%	971,000	15.41	0.9%
Sub-total top twenty tenants	86	3,518,000	38.5%	45,534,000	12.94	41.5%
Remaining tenants	759	4,619,000	50.5%	64,269,000	13.91	58.5%
Sub-total all tenants (b)	845	8,137,000	89.0%	$109,803,000	$13.49	100.0%
Vacant space	N/A	1,005,000	11.0%
Total	845	9,142,000	100.0%

(a)	Several of the tenants listed above share common ownership with other tenants:

(1) Giant Foods, Stop & Shop and Food Lion (GLA of 109,000; annualized base rent of $818,000), (2) Farm Fresh and Shoppers Food Warehouse, (3) Dollar Tree and Family Dollar (GLA of 29,000; annualized base rent of $273,000), (4) Marshalls, Home Goods, and TJ Maxx (GLA of 54,000; annualized base rent of $529,000), and (5) Shaw's and Acme Markets (GLA of 117,000; annualized base rent of $542,000).

(b)	Comprised of large tenants (15,000 or more GLA) and small tenants as follows:

		Percentage		Annualized	Percentage
	Occupied	of occupied	Annualized	base rent	annualized
	GLA	GLA	base rent	per sq. ft.	base rents
Large tenants	5,666,000	69.6%	$61,476,000	$10.85	56.0%
Small tenants	2,471,000	30.4%	48,327,000	19.56	44.0%
Total	8,137,000	100.0%	$109,803,000	$13.49	100.0%

18

CEDAR REALTY TRUST, INC.

Lease Expirations

As of March 31, 2017

					Annualized	Percentage
	Number		Percentage	Annualized	expiring	of annualized
Year of lease	of leases	GLA	of GLA	expiring	base rents	expiring
expiration	expiring	expiring	expiring	base rents	per sq. ft.	base rents
Month-To-Month	54	229,000	2.8%	$3,168,000	$13.83	2.9%
2017	59	381,000	4.7%	6,168,000	16.19	5.6%
2018	132	993,000	12.2%	14,700,000	14.80	13.4%
2019	124	954,000	11.7%	11,712,000	12.28	10.7%
2020	119	1,503,000	18.5%	16,968,000	11.29	15.5%
2021	120	992,000	12.2%	14,496,000	14.61	13.2%
2022	76	521,000	6.4%	7,080,000	13.59	6.4%
2023	23	155,000	1.9%	2,112,000	13.63	1.9%
2024	31	582,000	7.2%	7,776,000	13.36	7.1%
2025	29	476,000	5.8%	6,600,000	13.87	6.0%
2026	27	214,000	2.6%	3,408,000	15.93	3.1%
2027	21	197,000	2.4%	2,760,000	14.01	2.5%
Thereafter	30	940,000	11.6%	12,855,000	13.67	11.7%
All tenants	845	8,137,000	100.0%	$109,803,000	$13.49	100.0%
Vacant space	N/A	1,005,000	N/A
Total portfolio	845	9,142,000	N/A

19

CEDAR REALTY TRUST, INC.

Same-Property Net Operating Income ("Same-property NOI")

Same-Property NOI (a)

	Three months ended March 31,
	2017	2016
Base Rents	$24,078,000	$24,232,000
Expense Recoveries	7,292,000	7,515,000
Total Revenues	31,370,000	31,747,000
Operating expenses	9,712,000	9,696,000
NOI	$21,658,000	$22,051,000

Occupied	90.5%	92.3%
Leased	92.0%	92.8%
Average base rent	$13.38	$13.27
Number of same properties	54	54
NOI growth	-1.8%

(a)

Same-property NOI includes properties that were owned and operated for the entirety of both periods being compared, except for properties undergoing significant redevelopment and expansion until such properties have stabilized, and properties classified as "held for sale". Same-property NOI (i) excludes non-cash revenues such as straight-line rent adjustments and amortization of intangible lease liabilities, (ii) reflects internal management fees charged to properties, and (iii) excludes infrequent items, such as lease termination fee income.

20

CEDAR REALTY TRUST, INC.

Summary of Acquisitions and Dispositions

			Date	Purchase
Acquisition	Location	GLA	Acquired	Price
Christina Crossing	Wilmington, DE	119,353	2/22/2017	$27,902,000	(a)

			Date	Sales
Disposition	Location	GLA	Sold	Price
Outparcel Building adjacent to Camp Hill	Camp Hill, PA	40,904	2/1/2017	$10,650,000

(a)	The seller has the potential to earn up to an additional $1.4 million if they complete certain leases for new tenants.
21

CEDAR REALTY TRUST, INC.

Non-GAAP Financial Disclosures

Funds From Operations (“FFO”) and Operating Funds From Operations (“Operating FFO”)

FFO is a widely recognized supplemental non-GAAP measure utilized to evaluate the financial performance of a REIT. The Company presents FFO in accordance with the definition adopted by the National Association of Real Estate Investments Trusts (“NAREIT”). NAREIT generally defines FFO as net income attributable to common shareholders (determined in accordance with GAAP), excluding gains (losses) from sales of real estate properties, impairment provisions on real estate properties, plus real estate related depreciation and amortization, and adjustments for partnerships and joint ventures to reflect FFO on the same basis. The Company considers FFO to be an appropriate measure of its financial performance because it captures features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than other depreciable assets.

The Company also considers Operating FFO to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as acquisition pursuit costs, amounts relating to early extinguishment of debt and preferred stock redemption costs, management transition costs and certain redevelopment costs. The Company believes Operating FFO further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items.

FFO and Operating FFO should be reviewed with GAAP net income attributable to common shareholders, the most directly comparable GAAP financial measure, when trying to understand the Company’s operating performance. FFO and Operating FFO do not represent cash generated from operating activities and should not be considered as an alternative to net income attributable to common shareholders or to cash flow from operating activities. The Company’s computations of FFO and Operating FFO may differ from the computations utilized by other REITs and, accordingly, may not be comparable to such REITs.

Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) and Adjusted EBITDA

EBITDA is a widely recognized supplemental non-GAAP financial measure.  The Company computes EBITDA as net income from continuing operations, plus interest expense (including early extinguishment of debt costs), depreciation and amortization, minority interests share of consolidated joint venture EBITDA and discontinued operations. The Company believes EBITDA provides additional information with respect to the Company’s performance and ability to meet its future debt service requirements.

The Company also considers Adjusted EBITDA to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as acquisition pursuit costs, gain on sales, impairment provisions and management transition charges. The Company believes Adjusted EBITDA further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items.

EBITDA and Adjusted EBITDA should be reviewed with GAAP net income from continuing operations, the most directly comparable GAAP financial measure, when trying to understand the Company’s operating performance. EBITDA and Adjusted EBITDA do not represent cash generated from operating activities and should not be considered as an alternative to income from continuing operations or to cash flow from operating activities. The Company’s computations of EBITDA and Adjusted EBITDA may differ from the computations utilized by other companies and, accordingly, may not be comparable to such companies.

Same-Property Net Operating Income (“Same-Property NOI”)

Same-property NOI is a widely recognized supplemental non-GAAP financial measure for REITs.  Properties are included in same-property NOI if they are owned and operated for the entirety of both periods being compared, except for properties undergoing significant redevelopment and expansion until such properties have stabilized, and properties classified as held for sale. Consistent with the capital treatment of such costs under GAAP, tenant improvements, leasing commissions and other direct leasing costs are excluded from same-property NOI. The Company considers same-property NOI useful to investors as it provides an indication of the recurring cash generated by the Company’s properties by excluding certain non-cash revenues and expenses, as well as other infrequent items such as lease termination income which tends to fluctuate more than rents from year to year.

Same-property NOI should be reviewed with consolidated operating income, the most directly comparable GAAP financial measure. Same-property NOI should not be considered as an alternative to consolidated operating income prepared in accordance with GAAP or as a measure of liquidity. The Company’s computations of same-property NOI may differ from the computations utilized by other REITs and, accordingly, may not be comparable to such REITs.

22